================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): NOVEMBER 18, 1996

                              LIFECELL CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                               0-19890                                         76-0172936
(State of Incorporation)                 (Commission File No.)                 (I.R.S. Employer Identification No.)

      3606 RESEARCH FOREST DRIVE
         THE WOODLANDS, TEXAS                                  77381
(Address of Principal Executive Offices)                     (Zip Code)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 281/367-5368

================================================================================
                                     Page 1
                         Exhibit Index Appears on Page 4

ITEM 5.  OTHER EVENTS

PRESS RELEASE

      On November 19, 1996, LifeCell Corporation (the "Company") issued a press release announcing that it had completed a private placement of $12.4 million of convertible preferred stock and common stock purchase warrants.

      Lead investors were Vector Fund Management, L.P. and C.I.B.C. Wood Gundy Capital. Gruntal & Co. Incorporated served as the Company's placement agent for the financing. Proceeds from the financing will be used primarily to accelerate and expand the marketing activities for the Company's AlloDerm(R) preserved human dermis product. A copy of the press release is filed with this Current Report on Form 8-K as Exhibit 99.1.

      Pursuant to the private placement, on November 18, 1996, the Company sold 124,157 shares of Series B Preferred Stock, par value $.001 per share (the "Series B Preferred Stock"), that are convertible into an aggregate of 4,005,052 shares of Common Stock, par value $.001 per share (the "Common Stock"), at a per share conversion price of $3.10, subject to adjustment, and warrants exercisable for 2,803,530 shares of Common Stock at a per share exercise price of $4.13, subject to adjustment. The Series B Preferred Stock bears dividends for five years and ranks pari passu with the Company's outstanding Series A Preferred Stock, $.001 par value per share, and senior to the Company's Common Stock in liquidation. Holders of Series B Preferred Stock have voting rights on all matters on an as converted to Common Stock basis, and have the right to elect three members to the Company's Board of Directors. The Company has agreed to file a shelf registration statement to register the resale of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and exercise of the warrants and has granted the purchasers of the Series B Preferred Stock certain other registration rights.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  EXHIBITS.

      The following documents are filed as exhibits to this report in accordance with Item 601 of Regulation S-K.

      4.1 Restated Certificate of Incorporation of LifeCell Corporation, as amended.

      99.1  Press release of LifeCell Corporation dated November 18, 1996.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LIFECELL CORPORATION

Dated: November 26, 1996            By: /s/ PAUL M. FRISON
                                            Paul M. Frison
                                    President and Chief Executive Officer

                                INDEX TO EXHIBITS

   EXHIBIT                                                             PAGE
   NUMBER                            EXHIBIT                          NUMBER
   -------                           -------                          ------

      4.1   Restated Certificate of Incorporation of LifeCell
            Corporation, as amended.

      99.1  Press release of LifeCell Corporation dated
            November 18, 1996.